UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 30, 2005

CBS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-09553	04-2949533
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
incorporation)		Number)

	51 West 52nd Street, New York, New York	10019
	(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (212) 975-4321

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1.              Registrant’s Business and Operations

Item 1.01               Entry into a Material Definitive Agreement.

In connection with the separation of Viacom Inc. (subsequently renamed, and referred to herein as, “CBS Corporation”) into two publicly traded companies effective December 31, 2005 (the “Separation”), CBS Corporation and New Viacom Corp. (subsequently renamed, and referred to herein as, “Viacom Inc.”) entered into a tax matters agreement dated as of December 30, 2005 (the “Tax Matters Agreement”).  The Tax Matters Agreement sets forth the responsibilities of CBS Corporation and Viacom Inc. with respect to, among other things, liabilities for federal, state, local and foreign income taxes for periods before and including the merger pursuant to which the Separation was effected (the “Merger”), the preparation and filing of income tax returns for such periods, disputes with taxing authorities regarding income taxes for such periods and indemnification for income taxes that would become due if the Merger were taxable. CBS Corporation and Viacom Inc. will generally each be responsible for federal, state and local, and foreign income taxes for periods before the Merger relating to their respective businesses. Income tax liabilities relating to discontinued operations and previously disposed businesses will be allocated in accordance with the principles applicable under the separation agreement dated as of December 19, 2005 by and between CBS Corporation and Viacom Inc. for liabilities relating to those operations and businesses. Other income tax liabilities, including items that do not specifically relate to either business, will be shared equally. CBS Corporation and Viacom Inc. will generally be jointly responsible for managing any dispute relating to income taxes for which both parties may be responsible. The Tax Matters Agreement also provides that, depending on the event, Viacom Inc. may have to indemnify CBS Corporation, or CBS Corporation may have to indemnify Viacom Inc., for some or all of the taxes resulting from the transactions related to the Merger and the distribution of Viacom Inc. common stock if the Merger and distribution do not qualify as tax-free under Sections 355 and 368 of the Code.

This description of the Tax Matters Agreement is qualified by reference to the text of the Tax Matters Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Section 8.              Other Events

Item 8.01                                             Other Events.

On January 1, 2006, CBS Corporation announced that the Separation had been completed effective December 31, 2005.  A copy of the related press release, dated January 1, 2006, is filed herewith as Exhibit 99 and is incorporated by reference herein in its entirety.

Section 9.              Financial Statements and Exhibits

Item 9.01               Financial Statements and Exhibits.

(c) Exhibits.           The following Exhibits are filed as part of this Report on Form 8-K:

Exhibit No.	Description of Exhibit

10.1	Tax Matters Agreement dated as of December 30, 2005 by and between Viacom Inc. (subsequently renamed “CBS Corporation”) and New Viacom Corp. (subsequently renamed “Viacom Inc.”).
99	Press release dated January 1, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBS CORPORATION
(Registrant)

	By:	/s/ Louis J. Briskman
		Name:	Louis J. Briskman
		Title:	Executive Vice President and
General Counsel

Date: January 5, 2006

Exhibit Index

Exhibit No.	Description of Exhibit

10.1	Tax Matters Agreement dated as of December 30, 2005 by and between Viacom Inc. (subsequently renamed “CBS Corporation”) and New Viacom Corp. (subsequently renamed “Viacom Inc.”).
99	Press release dated January 1, 2006.